UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

CAUSEWAY CAPITAL MANAGEMENT TRUST.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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CAUSEWAY CAPITAL MANAGEMENT TRUST

CAUSEWAY INTERNATIONAL VALUE FUND
CAUSEWAY EMERGING MARKETS FUND
CAUSEWAY GLOBAL VALUE FUND
________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 10, 2008
11111 SANTA MONICA BOULEVARD, SUITE 1500
LOS ANGELES, CALIFORNIA 90025
________________________

     NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders of Causeway International Value Fund, Causeway Emerging Markets Fund and Causeway Global Value Fund, each a series of Causeway Capital Management Trust, a Delaware statutory trust (the “Trust”), will be held on October 10, 2008 at the offices of Causeway Capital Management LLC at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025, at 10:00 a.m., local time, for the following purposes:

1.	To consider a proposal to elect three Trustees to serve until their successors are duly elected and qualified; and

2.	To consider any other business that may properly come before the Meeting or any adjournment.

     YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE NOMINEES.

     Shareholders of record as of the close of business on August 15, 2008 are entitled to vote at the Meeting and any adjournment.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE RETURN YOUR PROXY CARD PROMPTLY. SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET, FOLLOWING THE INSTRUCTIONS APPEARING ON THE ENCLOSED PROXY CARD. ANY SHAREHOLDER PRESENT AT THE MEETING MAY VOTE PERSONALLY ON ALL MATTERS BROUGHT BEFORE IT.

By Order of the Board of Trustees,

Turner Swan
President and Secretary
Los Angeles, California
September 10, 2008

CAUSEWAY CAPITAL MANAGEMENT TRUST

CAUSEWAY INTERNATIONAL VALUE FUND
CAUSEWAY EMERGING MARKETS FUND
CAUSEWAY GLOBAL VALUE FUND
_______________________________________________

PROXY STATEMENT
_______________________________________________

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 10, 2008

     This Proxy Statement contains the information you should know before voting on the proposal summarized below.

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Causeway Capital Management Trust, a Delaware statutory trust (the “Trust”), to be voted at a Special Meeting of Shareholders (the “Meeting”) of Causeway International Value Fund, Causeway Emerging Markets Fund and Causeway Global Value Fund (each a “Fund”), which are series of the Trust. The Meeting is scheduled to be held on October 10, 2008 at 10:00 a.m., local time, at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025, or any adjournment.

     As discussed more fully below, shareholders of the Funds are being asked to vote on a proposal to elect three Trustees to the Board of the Trust. The Board knows of no business other than the election of the Trustees that will be presented for consideration at the Meeting. If any other matter is properly presented, the persons named in the enclosed proxy intend to vote in accordance with their best judgment.

     The Notice of Special Meeting and this Proxy Statement are first being mailed to shareholders on or around September 12, 2008. The close of business on August 15, 2008 has been fixed as the record date (the “Record Date”) for determining shareholders who are entitled to notice of and to vote at the Meeting. Shareholders as of the Record Date will be entitled to one vote for each share held, with each fractional share entitled to a proportionate fractional vote. As of the Record Date, the Funds had the following number of shares outstanding:

Fund	Shares
Causeway International Value Fund	221,023,727.176
Causeway Emerging Markets Fund	4,082,793.351
Causeway Global Value Fund	572,251.046
Total	225,678,771.573

     Appendix A lists those shareholders who, as of the Record Date, owned of record more than 5% of the outstanding shares of a class of each Fund. Appendix A also contains information about the shares of each Fund owned by the Trustees, Nominees for Trustee and officers of the Trust.

     It is important that you vote and that your voting instructions be received no later than October 3, 2008.

     The Trust will furnish, without charge, a copy of its most recent Annual Report for each Fund to any shareholder upon request. Shareholders who want to obtain a copy of a Fund’s Annual Report should direct all requests to the attention of the Trust, c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or call toll free at (866) 947-7000. Shareholders may also view and download the Annual Reports on the Trust’s website at www.causewayfunds.com.

PROPOSAL: ELECTION OF TRUSTEES

     Shareholders are being asked to elect three Trustees to the Board. The Board has nominated each of Lawry J. Meister, John R. Graham and Mark D. Cone (the “Nominees”) for election as Trustee. The Board believes that each of the Nominees would be a responsible and able Trustee. In reaching this determination, the Board considered the backgrounds, experience, skills, abilities and accomplishments of the Nominees, as described further below:

  Lawry J. Meister: Ms. Meister is currently the President of Steaven Jones Development Company, Inc., a Los Angeles real estate firm specializing in the development and management of commercial real estate. She has been President since 1995, and served as Vice President for five years before that. She was previously a marketing representative at Trammel Crow Company, a business analyst at McKinsey & Co. and began her career as a financial analyst in mergers and acquisitions at PaineWebber, Inc. She is a Member of the Wellesley College Business Leadership Council, Chair of the Executive Committee of the Wellesley College Southern California Leadership Gift Committee and Member of the National Development and Outreach Council of Wellesley College. Ms. Meister graduated from Wellesley College and earned an MBA degree from the Harvard University Graduate School of Business Administration.

  John R. Graham: Mr. Graham writes orchestral music for films, movie trailers, television and advertisements. He was until 2005 Senior Vice President, Corporate Financial Development and Communications at The Walt Disney Company. From 2000 to 2004, he was Senior Vice President, Mergers and Acquisitions at Lehman Brothers Inc. and from 1999 to 2000 was Vice President, Mergers and Acquisitions at Credit Suisse First Boston. From 1990 to 1999, Mr. Graham was an

outside contractor at Monitor Company, specializing in valuation, merger advice, value-based management and other finance-related work. Mr. Graham graduated from Williams College and earned an MBA degree from the Stanford Graduate School of Business.

  Mark D. Cone: Mr. Cone is currently Executive Vice President and Chief Marketing Officer at Causeway Capital Management LLC (the Funds’ investment adviser) where he is responsible for all sales and marketing functions and serves on the firm’s executive Operating Committee. He was previously (from 1996 to 2001) Managing Director at Merrill Lynch Investment Managers, L.P. and (from 1994 to 1996) Director of Marketing and Client Development at Hotchkis and Wiley. He graduated from the University of Vermont.

     If elected, Lawry J. Meister and John R. Graham would become Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) (each, an “Independent Trustee”). If elected, Mark D. Cone would become a Trustee who is an “interested person” as defined in the Investment Company Act (an “Interested Trustee”) since he is an employee of Causeway Capital Management LLC, the Funds’ investment adviser (the “Adviser”).

     The Board is currently comprised of two Trustees, both of whom are Independent Trustees. The two current Independent Trustees became Trustees at the commencement of the Trust’s operations. If the three Nominees are elected, the Board would be comprised of five Trustees, four of whom would be Independent Trustees. Accordingly, the Board currently satisfies, and would continue to satisfy, relevant fund governance standards necessary to take advantage of certain exemptive rules under the Investment Company Act. If elected, it is expected that Ms. Meister and Mr. Graham would serve on the Board’s Audit Committee, and the current Independent Trustees, in recommending Ms. Meister and Mr. Graham, considered their qualifications to serve on the Audit Committee.

     Until April 18, 2008, the Board was comprised of three Independent Trustees. Peter Allen was an Independent Trustee until his resignation at that time to pursue a business opportunity that would have resulted in his reclassification as an “interested person” of the Trust. Mr. Allen did not have any disagreement with the Trust on any matter relating to its operations, policies and practices.

     The Board’s Nominating Committee, consisting of the current Independent Trustees, requested information on potential Independent Trustees from several sources, including its members, the Adviser, counsel to the Fund, and counsel to the Independent Trustees. The Nominating Committee considered the skills and experience that would enable candidates to serve effectively as Independent Trustees, as well as the skills that would complement those of the current Independent Trustees. The Nominating Committee thoroughly reviewed the profiles of several potential candidates, interviewed potential candidates and ultimately recommended Lawry J. Meister and John R. Graham to serve as Independent Trustees. Mark D. Cone was recommended to serve as an Interested Trustee by the Adviser, and the full Board reviewed his qualifications. Upon the recommendation of the Nominating Committee concerning the Independent Trustees, the Board nominated the three Nominees at a meeting held on July 31, 2008. All of the Nominees have consented to serve as Trustees. The Board knows of no reason why the Nominees will become unavailable for election as Trustee, but if that should occur before the Meeting, the proxies received will be voted for such other nominees as the Board may recommend. None of the Trustees are related to one another.

INFORMATION ABOUT NOMINEES, TRUSTEES AND OFFICERS

     The Trustees oversee the actions of the Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust’s officers, who conduct and supervise the daily business operations of the Trust. The names, addresses and ages of the Trustees, Nominees and principal officers of the Trust, including their positions and principal occupations during the past five years, are shown below.

Number of
		Term of		Portfolios
		Office and	Principal	in the Trust	Other
	Position(s)	Length	Occupation(s)	Complex	Directorships
	Held with	of Time	During Past	Overseen	Held by
Name, Address, Age[1]	the Trust	Served[2]	5 Years	by Trustee[3]	Trustee[4]
NOMINEES
Lawry J. Meister	Nominee	N/A	President, Steaven	3 (if elected)	none
Age: 46			Jones Development
Company, Inc.
(real estate firm)
(since 1995).

John R. Graham	Nominee	N/A	Film Composer	3 (if elected)	none
Age: 47			(since 2005); Senior
Vice President,
Corporate Financial
Development and
Communications,
The Walt Disney
Company
(2004-2005);
Senior Vice
President, Mergers
and Acquisitions,
Lehman Brothers
Inc. (2000-2004).

Number of
		Term of		Portfolios
		Office and	Principal	in the Trust	Other
	Position(s)	Length	Occupation(s)	Complex	Directorships
	Held with	of Time	During Past	Overseen	Held by
Name, Address, Age[1]	the Trust	Served[2]	5 Years	by Trustee[3]	Trustee[4]
Mark D. Cone	Nominee (for	N/A	Executive Vice	3 (if elected)	none
Age: 40	Interested		President; Chief
	Trustee)		Marketing Officer
of the Adviser
(since 2001).

INDEPENDENT TRUSTEES

John A. G. Gavin	Trustee;	Trustee	Chairman,	3	Director, TCW
Age: 76	Chairman of	since 9/01;	Gamma Holdings		Funds, Inc. and
	the Board	Chairman	(international		TCW Strategic
		since 10/04	consulting and		Income Fund,
			investment holding		Inc.; Trustee,
			company) (since		Hotchkis and
			1968); Senior		Wiley Funds;
			Counselor, Hicks		Director,
			Transamerica		Claxson, S.A.
Partners (private
equity investment
firm) (since 2001).

Eric H. Sussman	Trustee;	Trustee	Tenured Lecturer,	3	Trustee,
Age: 42	Chairman	since 9/01;	Anderson		Presidio Funds
	of the Audit	Audit	Graduate School
	Committee	Chairman	of Management,
		since 10/04	University of
California, Los
Angeles (since
1995); President,
Amber Capital,
Inc. (real estate
investment and
financial planning
firm) (since 1993).

OFFICERS

Turner Swan	President and	Since 8/01	General Counsel	N/A	N/A
11111 Santa Monica	Secretary		and Member of
Blvd., Suite 1500,			the Adviser (since
Los Angeles,			2001).
CA 90025
Age: 46

Number of
		Term of		Portfolios
		Office and	Principal	in the Trust	Other
	Position(s)	Length	Occupation(s)	Complex	Directorships
	Held with	of Time	During Past	Overseen	Held by
Name, Address, Age[1]	the Trust	Served[2]	5 Years	by Trustee[3]	Trustee[4]
Gracie V. Fermelia	Chief	CCO (since	Chief Compliance	N/A	N/A
11111 Santa Monica	Compliance	7/05); Asst.	Officer of the
Blvd., Suite 1500,	Officer and	Sect. (since	Adviser (since
Los Angeles,	Assistant	8/01)	July 2005); Chief
CA 90025	Secretary		Operating Officer
Age: 46			and Member of
the Adviser (since
2001).

Michael Lawson	Treasurer	Since 7/05	Director of SEI	N/A	N/A
One Freedom			Investments
Valley Drive			Global Funds
Oaks, PA 19456			Services’ (the
Age: 47			“Administrator’s”)
Fund Accounting
department
(since July 2005);
Manager in the
Administrator’s
Fund Accounting
department
(November 1998 –
July 2005).

Carolyn Mead	Vice	Since 7/08	Attorney, SEI	N/A	N/A
One Freedom	President		Investments (since
Valley Drive	and Assistant		2007); Associate
Oaks, PA 19456	Secretary		Counsel,
Age: 51			Stradley, Ronon,
Stevens & Young
(2004-2007);
Counsel, ING
Variable Annuities
(1999-2002).

Number of
		Term of		Portfolios
		Office and	Principal	in the Trust	Other
	Position(s)	Length	Occupation(s)	Complex	Directorships
	Held with	of Time	During Past	Overseen	Held by
Name, Address, Age[1]	the Trust	Served[2]	5 Years	by Trustee[3]	Trustee[4]
Joseph Gallo	Vice	Since 7/08	Attorney, SEI	N/A	N/A
One Freedom	President		Investments (since
Valley Drive	and Assistant		2007); Associate,
Oaks, PA 19456	Secretary		ICMA Retirement
Age: 35			Corporation
(2004-2007);
Federal Investigator,
U.S. Department of
Labor (2002-2004);
Student Observer
Program, U.S.
Securities
and Exchange
Commission
- Division of
Investment
Management (2003).

Bernadette Sparling	Vice	Since 7/08	Attorney, SEI	N/A	N/A
One Freedom	President		Investments (since
Valley Drive	and Assistant		2005); Associate,
Oaks, PA 19456	Secretary		Blank Rome LLP
Age: 31			(2001-2005)
____________________

1      Each Nominee or Trustee may be contacted by writing to the Nominee or Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

2      Each Trustee holds office during the lifetime of the Trust until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees until he or she sooner resigns in accordance with the Trust’s Bylaws.

3      The “Trust Complex” consists of all registered investment companies for which the Adviser serves as investment adviser. As of the date of this Proxy Statement, the Trust Complex consists of one investment company with three portfolios — the International Value Fund, the Emerging Markets Fund and the Global Value Fund.

4      Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

     The following table discloses the dollar range of equity securities beneficially owned by each Nominee or Trustee: (i) in the Funds, and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of the Record Date:

Aggregate Dollar
Range of Equity
Securities in
All Registered
Investment
	Dollar Range	Dollar Range	Dollar Range	Companies Overseen
	of Equity	of Equity	of Equity	by Trustee or
	Securities in the	Securities in the	Securities in the	Nominee in Family
Name of	International	Emerging	Global	of Investment
Trustee/Nominee	Value Fund	Markets Fund	Value Fund	Companies*
John A. G. Gavin	over $100,000	None	None	over $100,000
Eric H. Sussman	over $100,000	$50,001 - $100,000	$1 - $10,000	over $100,000
Lawry J. Meister	None	None	None	None
John R. Graham	$50,001 - $100,000	None	None	$50,001 - $100,000
Mark D. Cone	$50,001 - $100,000	over $100,000	over $100,000	over $100,000
____________________

*	The Trust’s Family of Investment Companies consists of one investment company with three portfolios —the International Value Fund, the Emerging Markets Fund and the Global Value Fund.

     As of the Record Date, none of the Independent Trustees nor any of their immediate family members beneficially owned any securities in the Adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Trust.

     During the fiscal year ended September 30, 2007, fees paid to the Independent Trustees for their services as Trustees aggregated $112,500. None of the Nominees served as Trustees during this period. The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Adviser. The following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended September 30, 2007:

				Total
		Pension or		Compensation
	Aggregate	Retirement Benefits	Estimated	from Trust
	Compensation	Accrued as part of	Annual Benefits	Complex* Paid to
Name	from Trust	Trust Expenses	upon Retirement	Trustees
Peter Allen**	$37,500	None	None	$37,500
John A. G. Gavin	$37,500	None	None	$37,500
Eric H. Sussman	$37,500	None	None	$37,500
____________________

*	The “Trust Complex” consists of one investment company with three portfolios — the International Value Fund, the Emerging Markets Fund and the Global Value Fund. The Global Value Fund had not commenced operations as of September 30, 2007.

**	Mr. Allen resigned from the Board effective April 18, 2008.

BOARD COMMITTEES

     The Board has an Audit Committee and a Nominating Committee. Both are comprised of all of the Independent Trustees. If elected, it is expected that Ms. Meister and Mr. Graham would serve on both the Audit Committee and the Nominating Committee. During the fiscal year ended September 30, 2007, the Board held four meetings, the Audit Committee held four meetings and the Nominating Committee did not meet. Each Trustee attended at least 75% of the aggregate of: (i) the total number of meetings of the Board, and (ii) the total number of meetings held by all committees of the Board on which the Trustee served.

     The purposes of the Audit Committee are: (i) to oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers, (ii) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof, (iii) to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits, (iv) to approve the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors, and (v) to act as liaison between the Trust’s independent auditors and the full Board.

     The purpose of the Nominating Committee is to nominate persons to serve as Independent Trustees. Meetings of the Nominating Committee are called on an “as needed” basis, and held as often as deemed appropriate by the Nominating Committee. The Nominating Committee operates under a written charter and it may consider candidates suggested by, among others, members of the Nominating Committee, members of the Board who are interested persons of the Trust and the Adviser. The Nominating Committee evaluates each candidate for relevant business or other experience that would enable the candidate to serve effectively as an Independent Trustee, as well as his or her compatibility with respect to business philosophy and personal style. The members of the Nominating Committee will conduct interviews of viable candidates. According to the Trust’s Bylaws, any shareholder of the Trust may submit names of individuals to be considered by the Nominating Committee or the Board, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, has been selected as the Trust’s independent accounting firm for the fiscal year ending September 30, 2008. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting or to be available to respond to appropriate questions, although they will have the opportunity to make a statement if they desire to do so.

     The Securities and Exchange Commission’s (the “SEC”) auditor independence rules require the Audit Committee to pre-approve: (i) all audit and permissible non-audit services provided by the Trust’s independent registered public accountants directly to the Trust, and (ii) those permissible non-audit services provided by the Trust’s independent registered public accountants to the Adviser and any entity “controlling,” “controlled by” or “under common control with” (within the meaning of the Investment Company Act) the Adviser that provides ongoing services to the Trust (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Trust.

     Audit Fees: The aggregate fees billed for each of the Trust’s last two fiscal years for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $82,400 for the fiscal year ended September 30, 2007 and $44,500 for the fiscal year ended September 30, 2006.

     Audit-Related Fees: No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and not reported under the caption “Audit Fees” above.

     Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $13,500 for the fiscal year ended September 30, 2007 and $6,750 for the fiscal year ended September 30, 2006. These services consisted of amounts related to tax return reviews.

     All Other Fees: No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant other than the services reported in the paragraphs above.

     The Trust’s Audit Committee has adopted a charter that requires it to pre-approve the engagement of auditors to: (i) audit the Trust’s financial statements, (ii) provide other audit or non-audit services to the Trust, or (iii) provide non-audit services to the Adviser if the engagement relates directly to the operations and financial reporting of the Trust. All of the Tax Fees indicated above were approved by the Audit Committee.

     The aggregate non-audit fees billed by the Trust’s accountant for services rendered to Affiliated Service Providers for each of the last two fiscal years were $53,520 for the fiscal year ended September 30, 2007 and $49,500 for the fiscal year ended September 30, 2006. The Trust’s Audit Committee considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved by the Audit Committee was compatible with maintaining the principal accountant’s independence.

INVESTMENT ADVISER, DISTRIBUTOR, ADMINISTRATOR,
CUSTODIAN AND TRANSFER AGENT

     Causeway Capital Management LLC, a limited liability company organized under the laws of Delaware, serves as the Funds’ Adviser and manages each Fund’s investments under the overall supervision of the Board of Trustees. The Adviser began operations as an investment adviser in June 2001. The Adviser had approximately $14.7 billion in assets under management as of June 30, 2008. The Adviser’s address is 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025.

     SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 is the distributor for the Funds and, in such capacity, is responsible for distributing shares of the Funds. SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 serves as the Funds’ administrator. The Funds’ distributor and administrator are each wholly-owned subsidiaries of SEI

Investments Company. The Bank of New York Mellon Corporation, One Wall Street, New York, NY 10286, acts as custodian of each Fund’s assets. DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Trust.

VOTING MATTERS

     Proxies may be voted by completing, dating and signing the enclosed proxy card and returning it in the envelope provided, over the Internet or over the telephone (following the instructions on the enclosed proxy card), or in person at the Meeting. When the Trust records proxies through the Internet or over the telephone, it will use procedures reasonably designed to authenticate shareholders’ identities, allow shareholders to authorize the voting of their shares in accordance with their instructions and confirm that their instructions have been properly recorded. Shareholders voting via the Internet or telephone should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies solicited by the Board and received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the Nominees and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment.

     Holders of one-third of the shares of beneficial interest in the Trust issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, constitute a quorum for the transaction of business with respect to any proposal. If, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy, the vote of the holders of a majority of shares cast will have power to adjourn the Meeting, and the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. If a quorum is present but sufficient votes in favor of the Nominees have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. The persons named as proxies on the enclosed proxy card will vote those proxies that they are entitled to vote in favor of the proposal in favor of an adjournment and will vote those proxies required to be voted against the proposal against the adjournment.

     The three Nominees will be elected by a plurality vote, provided that at least a quorum is represented in person or by proxy. The election of Trustees is determined by the votes received from shareholders of the entire Trust without regard to whether a plurality of shares of any one Fund votes in favor of a particular Nominee or all Nominees as a group. If you elect to withhold authority for any Nominee(s), you may do so by indicating the name(s) of only the Nominee(s) that you intend to vote for on the enclosed proxy card, as further explained on the proxy card itself.

     Shares of the Trust represented in person or by proxy, including shares that abstain or do not vote with respect to the proposal and shares considered broker “non-votes” (a broker or nominee holding shares in “street name” indicating on the proxy card that it does not have discretionary authority to vote on a proposal), will be counted for purposes of determining whether there is a quorum at the Meeting. While abstentions and broker non-votes will be counted toward the determination of a quorum, they will have no effect on the approval of the Nominees because the election of Trustees requires a plurality of the votes cast and abstentions and broker non-votes will not be considered votes cast.

ADDITIONAL INFORMATION

     The expense of the proxy solicitation will be borne by the Funds. The principal solicitation method will be by mail. In order to obtain the necessary quorum at the Meeting, proxies also may be solicited via telephone or electronic communication by representatives of the Trust, the Adviser, its affiliates or Broadridge Financial Solutions, a solicitation firm that may be engaged to assist in proxy solicitation. The anticipated cost of the solicitation is expected to be approximately $150,000.

     To avoid sending duplicate copies of materials to households, only one copy of the Proxy Statement will be mailed to shareholders having the same residential address on the Trust’s records. However, any shareholder may contact (866) 947-7000 to request that copies of the Proxy Statement be sent personally to that shareholder.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send written communications to the Board or to an individual Trustee by mailing such correspondence to Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Trustee. The Trust is not required to hold annual meetings and, in order to minimize costs, does not intend to hold meetings of shareholders unless required by applicable law or regulation, or if otherwise deemed advisable by the Board. To be considered for presentation at a shareholder meeting, a shareholder’s proposal must be received at the offices of the Trust a reasonable time before a solicitation is made.

WHERE TO FIND ADDITIONAL INFORMATION

     The Trust is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Trust, on behalf of the Funds, can be obtained by calling or writing the Trust and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, or obtained electronically from the EDGAR database on the SEC’s website. (www.sec.gov).

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

By Order of the Board of Trustees,

Turner Swan
President and Secretary

Los Angeles, California
September 10, 2008

APPENDIX A

     As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of a class of a Fund, as specified below. The Funds do not have sufficient information about the beneficial owners of Fund shares to include that information below. Information about the shares of each Fund owned by the Trustees, Nominees for Trustee and Officers of the Trust also appears below.

Causeway International Value Fund

		Percentage
		of Class
Name and Address	Class Owned	Owned
Charles Schwab & Co. Inc.	Institutional	10.39%
Special Custody Account for the Benefit of Customers	Class
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services LLC	Institutional	9.93%
FBO Exclusive Benefit of Customers	Class
Attn: Mutual Funds Dep’t, 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281-1003

National Financial Services LLC	Investor	60.66%
FBO Exclusive Benefit of Customers	Class
Attn: Mutual Funds Dep’t, 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281-1003

Charles Schwab & Co. Inc.	Investor	15.24%
Special Custody Account for the Benefit of Customers	Class
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Citigroup Global Markets Inc.	Investor	6.81%
333 W. 74th Street, Floor 3	Class
New York, NY 10023

     As of the Record Date, the Trustees, Nominees for Trustee and officers of the Trust together owned less than 1% of either class of Causeway International Value Fund.

Causeway Emerging Markets Fund

		Percentage
		of Class
Name and Address	Class Owned	Owned
Deluxe Corporation	Institutional	50.24%
Master Retirement Trust	Class
Attn: Retirement Plan Dep’t
3680 Victoria St. North
Shoreview, MN 55126-2906

W. Scott McConnell, Trustee	Institutional	16.93%
Southern California Lumber Industry Retirement Fund	Class
13191 Crossroads Parkway, N. Suite 205
City of Industry, CA 91746-3434

Charles Schwab & Co. Inc.	Investor	39.18%
Special Custody Account for the Benefit of Customers	Class
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services LLC	Investor	21.60%
FBO Exclusive Benefit of Customers	Class
Attn: Mutual Funds Dep’t, 5th Floor
200 Liberty Street
One World Financial Center
New York, NY 10281-1003

The Burch Foundation	Investor	10.98%
Charitable Organization	Class
1 Rockefeller Plaza, Room 302
New York, NY 10020-2083

TD Ameritrade Inc.	Investor	5.86%
For the Exclusive Benefit of our Clients	Class
PO Box 2226
Omaha, NE 68103-2226

     As of the Record Date, Mark D. Cone beneficially owned approximately 1.15% of the Institutional Class and approximately 1.85% of the Investor Class of Causeway Emerging Markets Fund. As of that date, the Trustees, Nominees for Trustee and officers of the Trust together owned approximately 1.35% of the Institutional Class and approximately 1.85% of the Investor Class of Causeway Emerging Markets Fund.

Causeway Global Value Fund

		Percentage
		of Class
Name and Address	Class Owned	Owned
Sarah H. Ketterer, Trustee	Institutional	43.69%
Sarah H. Ketterer Living Trust	Class
15900 Alcima Avenue
Pacific Palisades, CA 90272-2404

Charles Schwab & Co. Inc.	Institutional	14.81%
Special Custody Account for the Benefit of Customers	Class
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Mark and Catherine Cone, JTWROS	Institutional	10.93%*
21 Indian Head Road	Class
Riverside, CT 06878

Kelly M. Sueoka	Institutional	8.74%
10647 Wilkins Ave, Apt. 305	Class
Los Angeles, CA 90024-6090

Gracie Varras Fermelia &
David Edward Fermelia, JTWROS	Institutional	8.74%
2422 Claygate Court	Class
Los Angeles, CA 90077-1332
____________________

*	Includes UGMA accounts held for minors. Mr. Cone’s shares are held through Charles Schwab & Co., and the holdings above duplicate holdings of record listed for Charles Schwab & Co.

     As of the Record Date, the Trustees, Nominees for Trustee and officers of the Trust together owned approximately 20.51% of the Institutional Class of Causeway Global Value Fund.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

YOUR VOTE IS IMPORTANT

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY TODAY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CSWAY1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE NOMINEES LISTED BELOW UNLESS OTHERWISE INDICATED.
			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

	PROPOSAL 1:	TO ELECT THREE TRUSTEES FOR THE TRUST	¡	¡	¡

Nominees: 01) Lawry J. Meister 02) John R. Graham 03) Mark D. Cone

Note:

Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

CAUSEWAY CAPITAL MANAGEMENT TRUST

Causeway International Value Fund

Causeway Emerging Markets Fund

Causeway Global Value Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS - October 10, 2008

The undersigned shareholder(s) of Causeway International Value Fund, Causeway Emerging Markets Fund, or Causeway Global Value Fund (the “Funds”), revoking previous proxies, hereby appoint(s) Turner Swan and Gracie Fermelia, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Funds to be held on October 10, 2008, at the offices of Causeway Capital Management LLC at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025, at 10:00 a.m., local time, and any adjournments thereof (the “Meeting”), and to vote all of the shares of a Fund that the undersigned would be entitled to vote at the Meeting upon the proposal set forth herein and upon any other matter that may properly come before the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE OTHER SIDE.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD.